UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)      October 2, 2006
Reynolds American Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
401 North Main Street,
Winston-Salem, NC 27101
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 336-741-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
     On May 31, 2006, Reynolds American Inc., referred to as RAI, completed a private offering of $1.65 billion guaranteed, secured notes in connection with the funding of its acquisition of a group of companies collectively referred to as the Conwood companies. On June 20, 2006, RAI issued in a private offering $1.289 billion of guaranteed, secured notes in exchange for notes previously issued by its direct, wholly owned subsidiary, R.J. Reynolds Tobacco Holdings, Inc.
     Filed herewith, as Exhibit 99.1, are RAI’s audited consolidated financial statements for the year ended December 31, 2005, including supplemental condensed consolidating financial statements in note 24 pursuant to Section 210.3-10 of Regulation S-X, “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered.” These supplemental financial statements do not amend, update or change any other items or disclosures contained in RAI’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the SEC on February 27, 2006, and have no effect on RAI’s consolidated statements of income, statements of cash flows or balance sheets for the periods disclosed therein.
     Additionally, filed herewith, as Exhibit 99.2, are RAI’s supplemental condensed consolidating financial statements for the interim periods ended June 30, 2006. These condensed consolidating financial statements do not amend, update or change any items or disclosures contained in RAI’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed with the SEC on August 4, 2006, and have no effect on RAI’s condensed consolidated statements of income, statements of cash flows or balance sheets disclosed therein.
     RAI is filing this Current Report on Form 8-K for the sole purpose of incorporating the contents of this report in the Registration Statement on Form S-4 that it anticipates filing with the SEC registering the offer and sale of its debt securities and related guarantees in exchange for its unregistered debt securities and related guarantees.
Item 9.01  Financial Statements and Exhibits
     (d) Exhibits.

Number	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Reynolds American Inc. Audited Consolidated Financial Statements for the year ended December 31, 2005.

99.2	Reynolds American Inc. Supplemental Condensed Consolidating Financial Statements for the interim periods ended June 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

	By:	/s/Michael S. Desmond

Name: Michael S. Desmond Title: Senior Vice President and Chief Accounting Officer

Date: October 2, 2006

INDEX TO EXHIBITS

Number	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Reynolds American Inc. Audited Consolidated Financial Statements for the year ended December 31, 2005.

99.2	Reynolds American Inc. Supplemental Condensed Consolidating Financial Statements for the interim periods ended June 30, 2006.